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                                                                     EXHIBIT 25


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                         _______________

                            FORM T-1
               STATEMENT OF ELIGIBILITY UNDER THE

          TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                  DESIGNATED TO ACT AS TRUSTEE
                         _______________

  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                  PURSUANT TO SECTION 305(b)(2)
                         _______________

          NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
       (Exact name of trustee as specified in its charter)

                           58-0193243
              (I.R.S. employer identification no.)

          600 PEACHTREE STREET, N.E.
          SUITE 900
          ATLANTA, GEORGIA                               30308
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)
                  _____________________________

                        JOHN T. HENDERSON
          NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
                       AREA ADMINISTRATION
                       6000 FELDWOOD ROAD
                  COLLEGE PARK, GEORGIA  30349
                         (404) 774-6074
    (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                         _______________

                         with a copy to:
          NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
                         CORPORATE TRUST
                 600 PEACHTREE STREET, SUITE 900
                        ATLANTA, GA 30308
                    ________________________

                     UNION CAMP CORPORATION
       (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

               VIRGINIA                           13-5652423
     (STATE OR OTHER JURISDICTION                (IRS EMPLOYER
   OF INCORPORATION OR ORGANIZATION)           IDENTIFICATION NO.)

                        1600 VALLEY ROAD
                    WAYNE, NEW JERSEY  07470
                         (201) 628-2000

    (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF PRINCIPAL EXECUTIVE OFFICE)
           __________________________________________

                         DEBT SECURITIES
               (TITLE OF THE INDENTURE SECURITIES)
_________________________________________________________________




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1.   General information.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          THE COMPTROLLER OF THE CURRENCY,
          WASHINGTON, D.C.

          FEDERAL RESERVE BANK OF ATLANTA
          104 MARIETTA STREET, N.W.
          ATLANTA, GEORGIA

          FEDERAL DEPOSIT INSURANCE CORPORATION
          WASHINGTON, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

          YES.

2.   Affiliations with obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          NONE.

16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

     (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (2) A copy of the certificate of authority of the trustee to commence business. (See Exhibit 2 to Form T-1,
          Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 3 to Form T-1,
          Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (4) A copy of the existing by-laws of the trustee, as amended to date. (See Exhibit 4 to Form T-1, Exhibit
          25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.




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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 11th day of October, 1994.

                                          NATIONSBANK OF GEORGIA,
                                            NATIONAL ASSOCIATION

                                                       /S/ SANDRA CARREKER
                                          By:  .................................
                                                      SANDRA CARREKER
                                                       VICE PRESIDENT

                             EXHIBIT 6 TO FORM T-1
                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Union Camp Corporation Debt Securities, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          NATIONSBANK OF GEORGIA,
                                            NATIONAL ASSOCIATION

                                                       /S/ SANDRA CARREKER
                                          By:  .................................
                                                      SANDRA CARREKER
                                                       VICE PRESIDENT

                             EXHIBIT 7 TO FORM T-1

Comptroller of the Currency
Administrator of National Banks

                              REPORT OF CONDITION

     Consolidating domestic and foreign subsidiaries of the NATIONSBANK OF GEORGIA, N.A. OF ATLANTA, in the state of Georgia, at the close of business on June 30, 1994 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 13281, Comptroller of the Currency, Atlanta District.

                                                                                                 DOLLAR AMOUNTS IN
                    STATEMENT OF RESOURCES AND LIABILITIES                                           THOUSANDS
- ------------------------------------------------------------------------------                  --------------------

                                    ASSETS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin.....................................          1,374,394.
     Securities:
          Held-to-maturity securities.......................................................          1,400,450.
          Available-for-sale securities.....................................................          2,596,333.
     Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
          Federal funds sold................................................................            722,053.
          Securities purchased under agreements to resell...................................             25,137.
Loans and lease financing receivables:
     Loans and leases, net of unearned income.................................    9,720,178.
     LESS: Allowance for loan and lease losses................................      125,574.
     Loans and leases, net of unearned income, allowance, and reserve.......................          9,594,604.
Assets held in trading accounts.............................................................             14,030.
Premises and fixed assets (including capitalized leases)....................................            189,444.
Other real estate owned.....................................................................             13,498.
Customers' liability to this bank on acceptances outstanding................................            242,877.
Intangible assets...........................................................................             42,602.
Other assets................................................................................            203,161.
TOTAL ASSETS................................................................................         16,418,583.
                                 LIABILITIES
Deposits:
     In domestic offices....................................................................          8,648,513.
     Noninterest-bearing......................................................    2,928,628.
     Interest-bearing.........................................................    5,719,885.
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
     Federal funds purchased................................................................          4,328,175.
     Securities sold under agreements to repurchase.........................................            579,516.
Demand notes issued to the U.S. Treasury....................................................            149,135.
Trading Liabilities.........................................................................             33,871.
Other borrowed money:
     With original maturity of one year or less.............................................            697,596.
     With original maturity of more than one year...........................................                557.
Bank's liability on acceptances executed and outstanding....................................            242,877.
Other liabilities...........................................................................            701,149.
TOTAL LIABILITIES...........................................................................         15,381,389.

                                       EQUITY CAPITAL
Common stock.................................................................................            97,747.
Surplus......................................................................................           232,803.
Undivided profits and capital reserves.......................................................           722,862.
Less: Net unrealized loss on marketable equity securities....................................           (16,218)
Total equity capital.........................................................................         1,037,194.
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY CAPITAL..........................        16,418,583.

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     We, the undersigned directors, attest to the correctness of this  statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Hugh M. Chapman
L.L. Gellerstedt, III    Directors
Harold A. Dawson